UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2021

ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMP	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Adamis Pharmaceuticals Corporation (the “Company”) held virtually on July 16, 2021 (the “Meeting”), stockholders holding and entitled to vote 74,873,343 shares of common stock of the Company, or approximately 50.29% of the outstanding shares on the record date for the Meeting, were present either by attendance via live webcast or by proxy. At the Meeting, the Company’s stockholders voted on the proposals below, which are described in more detail in the Company’s definitive proxy statement for the Meeting that was filed with the U.S. Securities and Exchange Commission on June 14, 2021 (the “Proxy Statement”).

At the Meeting, stockholders:

(1) elected Howard C. Birndorf, Roshawn A. Blunt, Dennis J. Carlo, Ph.D., David J. Marguglio, and Richard C. Williams as directors to hold office until the 2022 Annual Meeting of Stockholders, or until such person’s successor is duly elected and qualified, or until such person’s earlier resignation, death, or removal;

(2) approved, on an advisory basis, the compensation paid to our named executive officers as disclosed in the Proxy Statement; and

(3) ratified the appointment of BDO USA, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

The following sets forth detailed information regarding the final results of the voting on the proposals at the Meeting:

1.       Election of the five nominees to the board of directors:

	Votes For	Votes Withheld	Broker Non-Votes
Howard C. Birndorf	28,543,221	9,027,328	37,302,794
Roshawn A. Blunt	28,869,605	8,700,944	37,302,794
Dennis J. Carlo, Ph.D.	29,929,637	7,640,912	37,302,794
David J. Marguglio	31,524,893	6,045,656	37,302,794
Richard C. Williams	28,618,406	8,953,143	37,302,794

2.       Approval, on a nonbinding advisory basis, of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
17,821,561	17,812,097	1,936,891	37,302,794

3.       Ratification of the selection of BDO USA, LLP, as independent registered public accounting firm for the year ending December 31, 2021:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
65,882,702	3,326,893	5,663,748	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: July 19, 2021	By:	/s/ Robert O. Hopkins
	Name:	Robert O. Hopkins
	Title:	Chief Financial Officer